Exhibit 10.57

                                SERVICE AGREEMENT


BETWEEN:

TECNOCHANNEL TECHNOLOGIES SDN. BHD.
Block G Unit G G605/606
Phileo Damansara 1
No 9 Jalan 16/11
Off Jalan Damansara
46350 Petaling Jaya

hereinafter referred to as "TecnoChannel"

AND

DE FLOWER SHOP
Lot SF 054, 2nd Floor
BB Plaza Box 116
Jalan Bukit  Bintang
55100 Kuala Lumpur

hereinafter referred to as "DeFlower"

WHEREAS

The Parties hereby agree that Tecnochannel shall be appointed by DeFlower to develop and maintain a website on the Internet (the "Website") and to conduct e-commerce by selling DeFlower products (the "Products").


WHEREBY THE PARTIES AGREE as follows: -


1.   TERM OF AGREEMENT

     The term of this Agreement shall commence on 1st October, 1999, for the period of 1 (one) year. This Agreement shall be deemed to continue to be in force on a yearly basis unless either party gives to the other party not less than 90 days notice of termination in writing.



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2.   CONDITION PRECEDENT

     Tecnochannel hereby represents to have obtained and to be in possession of all Government approvals, licenses and permits required for Tecnochannel to carry out its functions and obligations as set forth in this Agreement and that the said licenses and approvals continue to be existing and valid during the continuance of this Agreement.


3.   SERVICE OBLIGATIONS BY TECNOCHANNEL

     Tecnochannel shall:

     a. Introduce the Products onto the Website and to conduct e-commerce on behalf of DeFlower.

     b. Create and ensure that the Website is updated from time to time with the latest information from DeFlower in respect of the Products. This will be subjected to the availability of staff.

     c. Use its best endeavour to ensure that the Website is well designed to attract consumers and enhance DeFlower Products.

     d. Record and administer all responses from the consumers which will form a database (the "Consumer Database"). The ownership and copyright of the Consumer Database shall belong jointly to DE FLOWER SHOP and TECNOCHANNEL TECHNOLOGIES SDN. BHD.

     e. Furnish to DeFlower the Consumer Database whenever requested by DeFlower.

     f. Respond to all orders from the consumers by raising Purchase Orders, sending the Purchase Orders to DeFlower together with confirmed financial transactions.

     g Ensure that payments to DeFlower is deposited every Monday of the week to DeFlower's bank account, particulars as provided hereinbelow:

         Bank              : RHB Bank Berhad
         Name              : DeFlower Shop
         Account No.       : [***]

     h. Present to DeFlower a monthly summary of the purchase orders whenever requested by DeFlower.


4.   SERVICE OBLIGATIONS BY DEFLOWER

     DeFlower shall:


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     a.  Respond to all orders from Tecnochannel,  and  deliver the Products  to consumers after order has been taken.

     b. Use its best ability to deliver the Products to the consumer within a reasonable time frame.

     c. Distribute the Products in accordance with all the terms and conditions set by DeFlower herein contained and shall not be entitled to charge any form of fee on Tecnochannel.

     d. To make available the latest information on the Products that needs to be updated, at least three (3) days beforehand to TecnoChannel. Any other changes which DeFlower wishes to impose on the Website that requires changes to the layout or design is to be made available at least two (2) weeks beforehand to TecnoChannel.

      e. Incorporate the Website into their Advertising and Promotion campaigns.

      f. Allow a banner space to appear on the front page of DeFlower.


5.   PRICE

     (a) DeFlower shall reserve the right to determine the price of the Products
         (RCP) featured in the Website and to change any of its product pricing. DeFlower shall advise Tecnochannel on all changes of prices for special occasions/promotions, should there be any, at least 3 days before commencement of the said changes.

     (b) DeFlower will sell to Tecnochannel at [***] ("Product Cost") and Tecnochannel will be allowed to have a designated [***] from the recommended retail price as follows:

         I.    Order(s) that range from [***]        [***]

         II.   Order(s) that range from [***]        [***]

         III.  Order(s) that range from [***]        [***]


     (c) The total cost of the development of the Website will be subsidized completely by Tecnochannel excluding any further major changes imposed on the Website by DeFlower which is subjected to a separate negotiation.


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6.   LIABILITIES

     Tecnochannel shall hold no liability on all transactions under this Agreement throughout the whole commencement period. DeFlower shall bear and settle any dispute on all transactions with the consumers unless proven otherwise wherein the dispute is due to loss of security in the E-Commerce Website while handling the consumers' credit card information.


7.   AGENT/ REPRESENTATIVE

     It is specifically understood and agreed that this Agreement does not constitute Tecnochannel as the agent or legal representative of the Company for any purpose whatsoever. Accordingly, Tecnochannel has no authority to assume or to create any obligation on behalf of or in the name of the Company.


(8.  CONFIDENTIALITY)

     Both parties shall keep this Agreement confidential and shall not disclose to any third parties or employees regarding the Company, its Products and its business.


8.   TERMINATION

     Either party may terminate this Agreement by giving the other party 90 days notice in writing. Whereby DeFlower returns the copyrights to its domain name and the content of the Website to Tecnochannel.


9.   NON-ASSIGNABILITY

     Tecnochannel shall not assign or sub-contract any rights or obligations under this Agreement in whole or in part to any third party without prior consent from DeFlower.


10.  BINDING ON SUCCESSORS

     This Agreement shall be binding on the successors in title and the permitted assigns of the Parties hereto.

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In witness whereof the parties hereto set their hands the day and above written:



Signed by     :       TAY WEI SUAN                   ]
               --------------------------------------
For and behalf of DeFlower                           ]
                      DE FLOWER SHOP                     ]
                      Lot SF 054, 2nd Floor, BB Plaza    ]    /s/  Tay Wei Suan
                      55100 Kuala Lumpur                 ]   -------------------
                      Tel: 03-2410308/2480745            ]
Company's chop:    Fax: 03-2480745                   ]
               --------------------------------------
I/C No        :    710628-10-5438                    ]
               --------------------------------------



In the presence of :   LAU CHING LIN                 ]        /s/ Lau Ching Lin
                    ---------------------------------         ------------------




Signed by         :   CHONG YUIT OON                 ]
                   ----------------------------------
For and behalf of TECNOCHANNEL                       ]
TECHNOLOGIES SDN. BHD.                               ]
                  Tecnochannel Technologies Sdn. Bhd.     ]   /s/ Chong Yuit Oon
                        Company No 426318-M               ]   ------------------
                        Block G Unit G606                 ]
                        Phileo Damansara 1                ]
                  No 9, Jalan 16/11 Off Jln Damansara     ]
                        46350 Petaling Jaya               ]
Company's chop:                                      ]
                -------------------------------------
I/C No        :                                      ]
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In the presence of :   CHEW BOON WEE                 ]        /s/ Chew Boon Wee
                    ---------------------------------         ------------------